EXHIBIT (C)(2)

CONFIDENTIAL 4 NOVEMBER 2007

21st Century Insurance

PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS

ALFA

C O R P O RAT I O N

CONFIDENTIAL

Table of Contents

I TRANSACTION SUMMARY 1

II MARKET PERSPECTIVES ON ALFA 3

III SUMMARY VALUATION 8

Appendix

21st Century A Supplementary Financial Information 20

Insurance ALFA

C O R P O RAT I O N

I Transaction Summary

ALFA

C O R P O RAT I O N

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21ST CENTURY INSURANCE I TRANSACTION SUMMARY ALFA

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Summary of Transaction

CONSIDERATION ?$22.00 per share in cash

FINANCING

?Alfa Mutual Group will fund the consideration to shareholders from the following sources:

?Cash dividends from the insurance subsidiaries of Alfa Corporation after amendment of the pooling agreement to reflect the relative statutory surplus of the members of Alfa Mutual Group and the insurance subsidiaries of Alfa Corporation after giving effect to the transaction

?Borrowings from existing credit facilities of Alfa Corporation

?Cash on hand of Alfa Mutual Group, including from the sale of investment portfolio assets

?Issuance of surplus notes by Alfa Mutual Group, if necessary

CONDITIONS

TO CLOSING

?Customary conditions to closing, including:

?Alfa Corporation shareholder approval

?Regulatory consents and approvals, including for the pooling agreement amendment and cash dividends described above

?Accuracy of representations and warranties and compliance with covenants

Alfa Corporation has minimal business representations and limited covenants

?No order enjoining the transaction

?The following also represent conditions to Alfa Mutual Group’s obligation to close:

?No material adverse effect to the Alfa Mutual Group, including Alfa Corporation

?No law or governmental proceeding that is reasonably likely to materially and adversely affect the benefits that Alfa Mutual Group is reasonably expected to derive from the transaction

DEAL

PROTECTION

?No-shop provision

?Ability to respond to an unsolicited proposal if the Special Committee determines that not doing so would reasonably be expected to result in a violation of its fiduciary duties and the proposal is reasonably likely to result in a “Superior Proposal”

TERMINATION

?Customary termination provisions

?Outside date of June 30, 2008 subject to three months extension in order to forestall any governmental action to prohibit the merger

?Termination in connection with a “Superior Proposal” (Company would remain public)

1

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21ST CENTURY INSURANCE I TRANSACTION SUMMARY ALFA

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Transaction Analysis

($ in millions, except per share amounts)

2

Source: FactSet (11/2/07) and company filings.

(a) Includes Allstate, Hanover, Horace Mann, Infinity Property & Casualty, Mercury General, Progressive, Safeco, Safety and State Auto.

(b)	Includes selected transactions since 2002.

(c) Includes pending and completed minority buy-ins with U.S. targets and transaction values greater than $50 mm. 100% cash transactions only.

(d)	Includes losses incurred during Q3 2007 related to ownership of MidCountry Financial Corporation.
(e)	Excludes accumulated other comprehensive income.

(f) Excludes shares held by Alfa Mutual Insurance Company, Alfa Mutual Fire Insurance Company and Alfa Mutual General Insurance Company.

x x

Public Minority

Alfa Final Trading Precedent Buy-In

Statistic Price Comparables (a) Transactions (b) Premiums (c)

Per Share $22.00 Financial All

Aggregate Equity Value $1,811 Mean Median Mean Median Services Transactions

Price as a Multiple of:

Operating EPS:

LTM $1.30 17.0x — — 13.6x 13.1x — —

2007E (IBES Median) 1.26 17.5 9.5x 10.2x — — — —

2007E (Management) 1.29 (d) 17.1 — — 16.0 15.0 — —

2008E (IBES Median) 1.30 17.0 9.9 10.2 — — — —

2008E (Management) 1.45 15.2 — — — — — —

Book Value (9/30/07):

Reported $872.3 2.08x 1.37x 1.22x 1.95x 2.00x — —

Adjusted (e) 866.5 2.09 1.43 1.19 1.92 1.97 — —

Premium to Unaffected Price:

1-Day Share Price (7/17/07) $15.20 45% — — — — 25% 27%

1-Week Share Price (7/10/07) 15.18 45% — — — — 39% 33%

4-Week Share Price (6/19/07) 16.73 32% — — — — 33% 35%

52-Week High (11/16/06) 19.85 11% — — — — — —

Memo:

Equity Value to Minority Shareholders (f) $840

x x

II Market Perspectives on Alfa

ALFA

C O R P O RAT I O N

21ST CENTURY INSURANCE II MARKET PERSPECTIVES ON ALFA ALFA

C O R P O RAT I O N

Alfa Historical Trading Performance

3

Source: FactSet (11/2/07).

(a) Includes Allstate, Commerce Group, Hanover Insurance, Horace Mann, Infinity Property & Casualty, Mercury General, Progressive, Safeco, Safety and State Auto. Commerce

Group excluded after 10/30/07 due to announced sale to Mapfre.

PRICE/VOLUME HISTORY INDEXED PRICE HISTORY

12.00

14.00

16.00

18.00

$20.00

16 Jul 04 13 Mar 05 9 Nov 05 8 Jul 06 6 Mar 07 2 Nov 07

0

500,000

1,000,000

1,500,000

2,000,000

2,500,000

3,000,000

Price Volume

17 Jul 07

Alfa announces receipt of $17.60 per

share cash offer from Alfa Mutual

Average Price Pre-Offer Price Post-Offer

1	Week $15.23 1 Year $17.78
1	Month 15.87 2 Years 17.12
3	Month 16.84 3 Years 16.18

Price Post-Offer

Current $17.52

Avg. Since Offer 17.99

90

100

110

120

130

140

150

$160

16 Jul 04 13 Mar 05 9 Nov 05 8 Jul 06 6 Mar 07 2 Nov 07

Alfa Personal Lines (a) S&P 500

Indexed Price

43%

30%

37%

Alfa Pre-Offer

Return CAGR

1	Year (2.9%) (2.9%)
2	Years 5.6% 2.8%
3	Years 22.9% 7.1%

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C O R P O RAT I O N

Historical Valuation: Price/Earnings (Next Twelve Months)

4

Source: FactSet (11/2/07).

(a) Includes Allstate, Commerce Group, Hanover, Horace Mann, Infinity Property & Casualty, Mercury General, Progressive, Safeco, Safety and State Auto. Commerce Group

excluded after 10/30/07 due to announced sale to Mapfre.

1st Quartile 2nd Quartile 3rd Quartile 4th Quartile

Personal Lines (a)

13.4x

10.3x

6.0

12.0

18.0

24.0x

16 Jul 04 4 Jan 05 25 Jun 05 14 Dec 05 4 Jun 06 23 Nov 06 14 May 07 2 Nov 07

Alfa Median

Post-Offer Pre-Offer

Avg. Since As of Average

Current 7/17/07 7/17/07 1 Year 2 Year 3 Year

Alfa: 13.4x 13.5x 11.7x 13.5x 13.3x 13.0x

Personal Lines (a):

High 12.8 13.1 13.5 13.1 14.0 13.8

75th Percentile 10.9 11.4 12.0 11.7 11.7 11.6

Median 10.3 10.5 11.1 10.8 10.7 10.7

25th Percentile 8.3 9.6 10.1 10.2 10.1 9.9

Low 7.0 7.1 7.6 8.7 8.8 8.8

7/17/07

Alfa Mutual

Group Offer

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21ST CENTURY INSURANCE II MARKET PERSPECTIVES ON ALFA ALFA

C O R P O RAT I O N

Historical Valuation: Price/Reported Book Value

5

Source: FactSet (11/2/07).

(a) Includes Allstate, Commerce Group, Hanover, Horace Mann, Infinity Property & Casualty, Mercury General, Safeco, Safety and State Auto. Excludes Progressive, as Progressive is primarily a direct writer of automobile insurance with no homeowners or life insurance exposure. Progressive operates with substantial operating leverage and exhibits higher return-on-equity characteristics. Commerce Group excluded after 10/30/07 due to announced sale to Mapfre.

1st Quartile 2nd Quartile 3rd Quartile 4th Quartile

Personal Lines (a)

1.64x

1.22x

0.50

1.00

1.50

2.00

2.50

3.00x

16 Jul 04 4 Jan 05 25 Jun 05 14 Dec 05 4 Jun 06 23 Nov 06 14 May 07 2 Nov 07

Alfa Median

Post-Offer Pre-Offer

Avg. Since As of Average

Current 7/17/07 7/17/07 1 Year 2 Year 3 Year

Alfa: 1.64x 1.69x 1.44x 1.77x 1.77x 1.74x

Personal Lines (a):

High 1.60 1.64 1.65 1.80 1.88 1.94

75th Percentile 1.39 1.49 1.58 1.68 1.71 1.71

Median 1.22 1.35 1.43 1.53 1.57 1.57

25th Percentile 1.09 1.19 1.39 1.38 1.38 1.36

Low 1.06 1.04 1.15 1.21 1.18 1.04

7/17/07

Alfa Mutual

Group Offer

21ST CENTURY INSURANCE II MARKET PERSPECTIVES ON ALFA ALFA

C O R P O RAT I O N

Comparative Valuation Statistics

6

Source: FactSet (11/2/07) and company filings.

(a)	Based on IBES consensus.
(b)	Excludes accumulated other comprehensive income.

PRICE/2007E EPS (a) PRICE/2008E EPS (a)

10.2x

11.0x 11.3x

7.4x

11.5x

8.9x 8.6x

6.3x

10.2x

0.0

3.0

6.0

9.0

12.0

15.0x

Progress. Mercury

General

State Auto Hanover Infinity

P&C

Safeco Horace

Mann

Allstate Safety

Median: 10.2x

11.7x

11.0x

7.0x

10.8x

10.2x

7.7x 8.3x

9.1x

12.9x

0.0

3.0

6.0

9.0

12.0

15.0x

Progress. Mercury

General

Hanover Infinity

P&C

State Auto Safeco Horace

Mann

Allstate Safety

Median: 10.2x

PRICE/ADJUSTED BOOK VALUE (b) LONG-TERM GROWTH RATE (a)

1.66x

1.01x 1.04x 1.06x 1.11x 1.19x

1.60x

1.40x

2.77x

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50x

Progress. Safeco Mercury

General

Allstate State Auto Infinity

P&C

Safety Hanover Horace

Mann

Median: 1.19x

12.5%

7.3%

8.0%

9.0%

10.0% 10.0%

15.0%

0.0%

5.0%

10.0%

15.0%

20.0%

Safety Hanover Safeco Infinity P&C State Auto Allstate Progress.

Median: 10.0%

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21ST CENTURY INSURANCE II MARKET PERSPECTIVES ON ALFA ALFA

C O R P O RAT I O N

Summary of Analyst Views

7

Source: FactSet (11/2/07), Bloomberg and equity research.

(a)	Price target given prior to announcement of offer from Alfa Mutual.

SELECTED OBSERVATIONS

?Analyst coverage is extremely limited

?No large capital markets banks cover the stock

?Only one price target, which is $19.00 per share (a)

?Takeover price target from FTN Midwest of $19.00 to $22.00 per share

ANALYST CONSENSUS RATING TREND

x x

Price Target Operating EPS

Firm Name Rating Unaffected Takeover 2007E 2008E Date

FTN Midwest Neutral $19.00 $19.00—$22.00 $1.22 $1.27 10/25/07

Fox-Pitt Underperform — — 1.29 1.32 10/24/07

High $1.29 $1.32

Mean 1.26 1.30

Median 1.26 1.30

Low 1.22 1.27

Buy 0% Current Price:

Hold 50% $17.52

Sell 50%

x x

Consensus

RECOMMENDATION SUMMARY

Sell

50%

Hold

50%

CONSENSUS RATING TREND

1
2
3
4
5
2	Nov 06 14 Jan 07 28 Mar 07 9 Jun 07 21 Aug 07 2 Nov 07

Rating

15

16

17

18

19

$20

Rating Consensus Share Price

5=Buy 3=Hold 1=Sell

52-Week Total Return

(0.7%)

Price

III Summary Valuation

ALFA

C O R P O RAT I O N

ALFA
III SUMMARY VALUATION

Management Projections Overview

($ in millions)

- **The management and employees of Alfa Mutual Group also act as the management and employees of the Company and provide all services to the Company through an operating agreement**
- **Management does not typically prepare formal projections beyond the upcoming year budget**
- **An annual budget for the upcoming year is usually prepared in November and typically shared with the board of directors in early December**
- **Management has indicated that a more informal three-year plan is used by management for internal purposes**
- **The financial projections summarized on the following pages were prepared by management specifically in connection with the current proposal**
  - Alfa Mutual Group's financial advisor indicated that these projections were used by Alfa Mutual Group in preparing its offer for the Company, except that management updated the projections based on second quarter results
  - The financial projections prepared by management include approximately $17.5 mm in technology costs from 2008 – 2012
    - Most of this amount (~$15 mm) is related to the rollout of the Exceed platform for the auto business
    - Less than $1 mm is included for business intelligence development
  - Additional discretionary technology investments of $31 mm are not included in the financial projections

SUMMARY OF MANAGEMENT PROJECTIONS

	2007E	2008E	2009E	2010E	2011E	2012E
Net Operating Income	$105.7 (a)	$118.6	$127.4	$139.2	$148.5	$161.5
Net Income	108.3 (a)	112.3	122.2	134.7	144.8	158.1

(a) Includes losses incurred during Q3 2007 related to ownership of MidCountry Financial Corporation.

8 LAZARD

21ST CENTURY INSURANCE III SUMMARY VALUATION ALFA

C O R P O RAT I O N

Management Projections vs. Analyst Estimates

9

Source: FactSet (11/2/07) and management projections.

(a)	Includes losses incurred during Q3 2007 related to ownership of MidCountry Financial Corporation.
(b)	Based on 2007E-2012E compound annual growth rate of operating EPS.

Alfa Projections (b)

(b)
(a)

2007 – OPERATING EPS 2008 – OPERATING EPS

$1.22 $1.29 $1.29

0.00

0.25

0.50

0.75

1.00

1.25

1.50

$1.75

Alfa

Projection

Fox-Pitt,

Kelton

FTN

Midwest

$1.27 $1.32

$1.45

0.00

0.25

0.50

0.75

1.00

1.25

1.50

$1.75

Alfa

Projection

Fox-Pitt,

Kelton

FTN

Midwest

LONG -TERM GROWTH RAT E (P&C) LONG -TERM GROWTH RAT E (LIFE)

6.4%

8.5%

7.3% 8.0% 9.0% 10.0% 10.0%

12.5%

15.0%

0.0%

5.0%

10.0%

15.0%

20.0%

Safety

Hanover

Safeco

Infinity P&C

State Auto

Allstate

Progressive

Total

P&C

9.0% 9.0%

10.0% 10.4%

0.0%

5.0%

10.0%

15.0%

Alfa Life

Projection

FBL Financial Torchmark Protective

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21ST CENTURY INSURANCE III SUMMARY VALUATION ALFA

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Valuation Summary

10

PER SHARE EQUITY VALUATION

IBES

Estimates

Comparable Company

Public Market

Management

Estimates

Precedent

Transactions

Discounted

Dividend

Minority Buy-in

Premiums

52-Week Range

$19.00

$19.85

$14.00

$15.10

$19.00

$17.00

$13.00

$22.50

$23.25

$20.00

$18.50

$17.50

$12 $14 $16 $18 $20 $22 $24

Final Price:

$22.00 per share

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Public Market Trading Analysis

($ in millions, except per share amounts)

11

Source: FactSet (11/2/07).

(a)	Based on IBES median estimates.
(b)	Excludes accumulated other comprehensive income.
(c)	As of 7/17/07.

x x

Selected Market Statistics

Share FD Equity % 52 Price/GAAP EPS Price/Adj. EPS Growth ROAE Dividend

Price Mkt. Cap Week High 2007E (a) 2008E (a) Book (b) ‘07E—‘08E LTGR (a) 2007E (a) 2008E (a) Yield

Allstate $51.25 $29,454 77.7% 7.4x 7.7x 1.40x (4.3%) 8.0% 19.2% 16.9% 3.0%

Progressive 18.21 12,862 73.7% 11.5 12.9 2.77 (10.8%) 7.3% 19.2% 19.3% 0.2%

Safeco 56.66 5,374 82.2% 8.9 9.1 1.66 (1.6%) 10.0% 17.4% 15.7% 2.8%

Mercury General 50.32 2,761 87.4% 11.3 11.7 1.60 (3.4%) — 13.7% 13.0% 4.1%

Hanover Insurance 44.98 2,360 89.5% 10.2 11.0 1.04 (6.8%) 12.5% 11.0% 9.3% 0.9%

State Auto 26.30 1,094 74.8% 11.0 10.2 1.19 7.3% 9.0% 11.6% 11.0% 2.3%

Horace Mann 16.35 724 72.4% 8.6 8.3 1.01 3.7% — 12.3% 11.8% 2.6%

Infinity P&C 38.92 648 70.8% 10.2 10.8 1.11 (5.9%) 10.0% 11.0% 9.7% 0.9%

Safety 35.12 573 65.1% 6.3 7.0 1.06 (10.9%) 15.0% 16.9% 13.2% 4.6%

High 89.5% 11.5x 12.9x 2.77x 7.3% 15.0% 19.2% 19.3% 4.6%

Mean 77.1% 9.5 9.9 1.43 (3.6%) 10.3% 14.7% 13.3% 2.4%

Median 74.8% 10.2 10.2 1.19 (4.3%) 10.0% 13.7% 13.0% 2.6%

Low 65.1% 6.3 7.0 1.01 (10.9%) 7.3% 11.0% 9.3% 0.2%

Pre-Offer Alfa (IBES) (c) $15.20 $1,240 76.6% 12.0x 11.3x 1.51x 5.9% — 11.6% 11.8% 3.1%

Current Alfa (IBES) 17.52 1,432 88.3% 14.0 13.5 1.65 3.2% — 11.9% 11.4% 2.7%

x 3/31/07 EPS: Book Value: x

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21ST CENTURY INSURANCE III SUMMARY VALUATION ALFA

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Public Market Trading Analysis (cont’d)

($ in millions, except per share amounts)

12

Source: FactSet (11/2/07).

(a)	Based on IBES median estimates.

(b) Excludes accumulated other comprehensive income. Significant weight was not placed on Progressive in selecting the Price/Book relevant multiple range. Progressive is primarily a direct writer of automobile insurance with no homeowners or life insurance exposure. Progressive operates with substantial operating leverage and exhibits higher return-on-equity characteristics.

(c)	Includes losses incurred during Q3 2007 related to ownership of MidCountry Financial Corporation.

x Selected Market Statistics x

Share FD Equity % 52W Price/GAAP EPS Price/Adj. EPS Growth ROAE Dividend

Price Mkt. Cap High 2007E (a) 2008E (a) Book (b) ‘07E—‘08E LTGR (a) 2007E (a) 2008E (a) Yield

High 89.5% 11.5x 12.9x 2.77x 7.3% 15.0% 19.2% 19.3% 4.6%

Mean 77.1% 9.5 9.9 1.43 (3.6%) 10.3% 14.7% 13.3% 2.4%

Median 74.8% 10.2 10.2 1.19 (4.3%) 10.0% 13.7% 13.0% 2.6%

Low 65.1% 6.3 7.0 1.01 (10.9%) 7.3% 11.0% 9.3% 0.2%

Pre-Offer Alfa (IBES) $15.20 $1,240 76.6% 12.0x 11.3x 1.51x 5.9% — 11.6% 11.8% 3.1%

Current Alfa (IBES) 17.52 1,432 88.3% 14.0 13.5 1.65 3.2% — 11.9% 11.4% 2.7%

Relevant Multiple Range:

Low 10.0x 10.0x 1.20x

High 11.5 13.0 1.70

Based on IBES EPS Estimates

Alfa Statistic (IBES): $1.26 $1.30 $866.5 3.2% — 11.9% 11.4%

Implied Equity Value per Share:

Low $12.55 $12.95 $12.80

High 14.43 16.84 17.99

Reference Equity Value per Share Range $13.00—$17.50

Implied Aggregate Equity Value $1,056—$1,433

Based on Management Projections

Alfa Statistic (Management Projections): $1.29 (c) $1.45 $866.5 12.4% 8.5% 12.8% 12.8%

Implied Equity Value per Share:

Low $12.90 $14.50 $12.80

High 14.84 18.85 17.99

Reference Equity Value per Share Range $14.00—$18.50

Implied Aggregate Equity Value $1,137—$1,515

x x

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Comparable Company Operating Performance

13

Source: Company filings, SNL Financial and A.M. Best.

Note: Leverage ratios calculated based on Moody’s hybrid security rating guidelines.

(a)	Excludes accumulated other comprehensive income.
(b)	Excludes Alfa Alliance.
(c)	Excludes debt associated with consumer finance operations. Source: Company management.

x x

Selected Operating Statistics

GAAP P&C NPW Growth GAAP Loss Ratio GAAP Combined Ratio SAP NPW/ Debt/ A.M. Best

YTD ‘03 -’06 CAGR YTD ‘04 -’06 Avg. YTD ‘04 -’06 Avg. Surplus Capital (a) Rating

Allstate (1.4%) 1.7% 63.3% 68.5% 87.7% 93.0% 1.39x 18.2% A+

Progressive (2.3%) 5.9% 70.7% 66.5% 91.8% 86.6% 2.84 21.0% A+

Safeco (0.0%) 3.4% 62.7% 61.5% 90.7% 90.0% 1.49 17.6% A

Mercury General (0.3%) 10.3% 67.2% 65.2% 94.3% 92.2% 1.91 6.9% A+

Hanover Insurance 4.4% 1.1% 61.5% 68.5% 94.5% 100.9% 1.58 18.5% A State

Auto (0.4%) 1.0% 61.8% 59.1% 95.3% 91.1% 1.19 11.4% A+

Horace Mann (1.1%) (0.4%) 67.7% 71.3% 91.8% 94.6% 1.68 21.7% AInfinity

P&C 9.6% 6.3% 70.2% 68.7% 93.8% 91.6% 1.99 25.6% A

Safety (1.5%) 3.1% 60.3% 63.4% 87.5% 88.1% 1.36 0.0% A

High 9.6% 10.3% 70.7% 71.3% 95.3% 100.9% 2.84x 25.6%

Mean 0.8% 3.6% 65.0% 65.8% 91.9% 92.0% 1.71 15.7%

Median (0.4%) 3.1% 63.3% 66.5% 91.8% 91.6% 1.58 18.2%

Low (2.3%) (0.4%) 60.3% 59.1% 87.5% 86.6% 1.19 0.0%

Current Alfa 0.8% 10.0% 64.0% 64.3% 92.2% 90.2% 1.38x (b) 10.3% (c) A+

x x

ALFA

III SUMMARY VALUATION

Precedent Transactions Analysis

($ in millions)

Announce Date	Acquiror	Target	% Acquired	Equity Value (b)	Price/Book Reported	Price/Book Adjusted (c)	Price/Earnings LTM (d)	Price/Earnings FY1 (e)
10/30/2007	Mapfre	The Commerce Group	100.0%	$2,275	1.70x	1.65x	11.7x	12.3x
5/15/2007 (a)	**AIG**	**21st Century**	**39.2%**	**1,988**	**2.14**	**2.08**	**19.5**	**23.2**
5/7/2007	Liberty Mutual	Ohio Casualty	100.0%	2,740	1.72	1.95	13.1	15.2
3/2/2007	Zurich Financial Services	Bristol West	100.0%	716	2.01	2.00	16.1	15.0
12/5/2006	Fremont Partners/TPG Capital	Direct General	100.0%	434	1.67	1.65	14.3	14.2
10/17/2006	Affirmative Insurance	USAgencies	100.0%	200	2.19	2.21	10.3	--
11/7/2005	GMAC Insurance	MEEMIC Insurance	100.0%	327	2.18	--	10.2	--
7/29/2005	Sentry Insurance	Viking Insurance	100.0%	316	2.00	--	--	--
6/25/2003	AIG	GE U.S. Auto & Home	100.0%	250	--	--	--	--
10/31/2000	American National Insurance	Farm Family Holdings	100.0%	272	1.32	1.31	13.9	14.0
10/25/2000	State Auto Financial	Meridian Insurance	100.0%	246	1.86	1.91	NM	NM
7/12/1999	MetLife	St. Paul Personal Lines	100.0%	600	--	--	--	--
6/9/1999	Allstate	CNA Financial Personal Lines	100.0%	1,165	1.25	--	--	--
11/16/1998 (a)	**Allmerica Financial**	**Citizens Corporation**	**16.8%**	**1,164**	**1.27**	**1.39**	**15.7**	**15.8**
6/4/1998 (a)	Nationwide Mutual	ALLIED Group	100.0%	1,512	3.69	3.94	23.4	22.0
6/9/1997	Safeco	American States Financial	100.0%	2,827	2.13	2.33	17.4	16.5
2/19/1997 (a)	**Allmerica Financial**	**Allmerica Property & Casualty**	**40.5%**	**1,955**	**1.27**	**1.34**	**16.6**	**15.2**
8/25/1995	**Berkshire Hathaway**	**GEICO Corporation**	**49.4%**	**4,783**	**2.88**	**3.44**	**21.5**	**20.7**
Since 2002:								
High					**2.19x**	**2.21x**	**19.5x**	**23.2x**
Mean					**1.95**	**1.92**	**13.6**	**16.0**
Median					**2.00**	**1.97**	**13.1**	**15.0**
Low					**1.67**	**1.65**	**10.2**	**12.3**
All Transactions:								
High					**3.69x**	**3.94x**	**23.4x**	**23.2x**
Mean					**1.95**	**2.09**	**15.7**	**16.7**
Median					**1.93**	**1.95**	**15.7**	**15.2**
Low					**1.25**	**1.31**	**10.2**	**12.3**

Source: FactSet and company filings.

Note: Minority buy-in transactions shown in bold.

(a) Announcement date of final offer.

(b) Fully diluted equity value assuming acquisition of 100% of target.

(c) Excludes accumulated other comprehensive income.

(d) Excludes net realized investment gains/losses and non-recurring charges. Assumes 35% tax rate for adjustments when no disclosure is available.

(e) Based on IBES median estimates.

14 | LAZARD

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Precedent Transactions Analysis (cont’d)

($ in millions, except per share amounts)

15

Source: FactSet and company filings.

(a)	Excludes accumulated other comprehensive income.

(b) Excludes net realized investment gains/losses and non-recurring charges. Assumes 35% tax rate for adjustments when no disclosure is available.

(c)	Based on IBES median estimates.
(d)	Includes losses incurred during Q3 2007 related to ownership of MidCountry Financial Corporation.

x Price/Book Price/Earnings x

Reported Adjusted (a) LTM (b) FY1 (c)

Since 2002:

High 2.19x 2.21x 19.5x 23.2x

Mean 1.95 1.92 13.6 16.0

Median 2.00 1.97 13.1 15.0

Low 1.67 1.65 10.2 12.3

All Transactions:

High 3.69x 3.94x 23.4x 23.2x

Mean 1.95 2.09 15.7 16.7

Median 1.93 1.95 15.7 15.2

Low 1.25 1.31 10.2 12.3

Relevant Multiple Range:

Low 2.00x 2.00x 14.0x 15.0x

High 2.20 2.20 17.0 18.0

Alfa Statistic (Management Projections) $872.3 $866.5 $1.30 $1.29 (d)

Implied Equity Value Per Share:

Low $21.21 $21.08 $18.16 $19.35

High 23.28 23.13 22.05 23.22

Reference Equity Value Per Share Range $19.00—$23.25

Implied Aggregate Equity Value $1,558—$1,917

x x

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Discounted Dividend Analysis

($ in millions, except per share amounts)

Management Projections

16

Source: Company information.

Note: Cash flows discounted to 9/30/07.

(a)	Assumed pre-tax annual cost savings of $5 million, tax-effected at 35% and capitalized at 10.0x.

(b) Excludes shares held by Alfa Mutual Insurance Company, Alfa Mutual Fire Insurance Company and Alfa Mutual General Insurance Company.

Projected

For the Fiscal Year Ended December 31,

4Q 07E 2008E 2009E 2010E 2011E 2012E

Free Cash Flows

P&C Segment Dividends to Hold Co. $7.9 $36.0 $39.1 $43.1 $46.3 $50.6

Life Segment Dividends to Hold Co. 0.0 0.0 0.0 0.0 0.0 0.0

Other Cash Flows 0.0 0.0 0.0 0.0 0.2 1.1

Total Free Cash Flows $7.9 $36.0 $39.1 $43.1 $46.5 $51.7

Discounted Cash Flows

Equity Value Equity Value per Share

Discount P/E Exit Multiple P/E Exit Multiple

Rate # 12.5x 13.0x 13.5x 12.5x 13.0x 13.5x

8.0% # $1,529.7 # $1,583.6 # $1,637.6 $18.67 $19.31 $19.95

Standalone 9.0% # 1,461.5 # 1,512.9 # 1,564.3 17.85 18.47 19.08

10.0% # 1,397.1 # 1,446.1 # 1,495.0 17.09 17.67 18.25

Allocation of Capitalized Value to Equity Equity Value

Alfa Corporation Shareholders Value (a) per Share

Public Company All Shareholders $32.5 $0.40

Cost Savings Minority Shareholders (b) 32.5 $0.86

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Discounted Dividend Analysis (cont’d)

($ in millions, except per share amounts)

P&C Operating Leverage Sensitivities

17

Management projections contemplate delevering of the P&C operations over the projection period

P&C operating leverage sensitivities based on constant NPW/Surplus ratio throughout projection period

Range of leverage ratios selected based on historical Alfa leverage and leverage of public comparables

Subject to statutory dividend limitations

Assumes 9.0% discount rate

Discounted Cash Flows

Equity Value Equity Value per Share

P/E Exit Multiple P/E Exit Multiple

12.5x 13.0x 13.5x 12.5x 13.0x 13.5x

Management Projections $1,461.5 $1,512.9 $1,564.3 $17.85 $18.47 $19.08

Discounted Cash Flows

Equity Value Equity Value per Share

NPW/ P/E Exit Multiple P/E Exit Multiple

Surplus # 12.5x 13.0x 13.5x 12.5x 13.0x 13.5x

Operating 1.40x # $1,560.3 # $1,609.1 # $1,657.8 $19.03 $19.61 $20.18

Leverage 1.50x # 1,577.6 # 1,625.9 # 1,674.1 19.24 19.81 20.38

Sensitivities 1.60x # 1,590.7 # 1,638.6 # 1,686.4 19.39 19.96 20.52

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Discounted Dividend Analysis (cont’d)

($ in millions, except per share amounts)

18

Sensitivities assume annual changes in growth rate of net premiums written and combined ratio for 2009E to 2012E

Assumes 9.0% discount rate

Assumes 13.0x P/E exit multiple

P&C NPW Growth and Combined Ratio Sensitivities

Management Projections

Equity Value per Share

Change in NPW Growth Rate

# (1.0%) 0.0% 1.0% 2.0%

(2.0%) # $19.52 $19.88 $20.26 $20.65

Change in (1.0%) # 18.83 19.18 19.53 19.89

Combined 0.0% # 18.15 18.47 18.79 19.13

Ratio 1.0% # 17.46 17.75 18.05 18.36

2.0% # 16.77 17.04 17.32 17.60

Constant Leverage at 1.40x

Equity Value per Share

Change in NPW Growth Rate

(1.0%) 0.0% 1.0% 2.0%

$20.89 $21.18 $21.47 $21.77

20.13 20.39 20.66 20.93

19.38 19.61 19.85 20.09

18.61 18.82 19.03 19.25

17.85 18.03 18.22 18.41

Constant Leverage at 1.50x

Equity Value per Share

Change in NPW Growth Rate

# (1.0%) 0.0% 1.0% 2.0%

(2.0%) # $21.08 $21.37 $21.68 $21.99

Change in (1.0%) # 20.32 20.59 20.87 21.15

Combined 0.0% # 19.57 19.81 20.05 20.31

Ratio 1.0% # 18.81 19.02 19.24 19.47

2.0% # 18.04 18.23 18.42 18.62

Constant Leverage at 1.60x

Equity Value per Share

Change in NPW Growth Rate

(1.0%) 0.0% 1.0% 2.0%

$21.22 $21.53 $21.83 $22.15

20.48 20.74 21.02 21.31

19.71 19.96 20.21 20.48

18.95 19.18 19.41 19.64

18.19 18.39 18.59 18.80

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Summary Minority Buy-In Premiums

19

Source: SDC (11/2/07).

Key assumptions for precedents include:

Pending and completed transactions announced since January 1, 1997

Minority buy-in transactions (U.S. public targets) with offer value in excess of $50 million

100% cash consideration

At least 51% held at announcement and 100% ownership after transaction

x x

SUMMARY MINORITY BUY-IN PREMIUMS

Number of 1-Day 1-Week 4-Week

Transactions Mean Median Mean Median Mean Median

Implied Equity Value Per Share

1-Day 1-Week 4-Week

Premium to Unaffected Alfa Share Price:

25% $19.00 $18.98 $20.91

30% 19.76 19.73 21.75

35% 20.52 20.49 22.59

x x

FINANCIAL

SERVICES 15 33% 25% 36% 39% 34% 33%

ALL OTHER

INDUSTRIES 46 40% 28% 42% 32% 49% 37%

TOTAL 61 38% 27% 40% 33% 46% 35%

Appendix

ALFA

C O R P O RAT I O N

A Supplementary Financial Information

ALFA

C O R P O RAT I O N

21ST CENTURY INSURANCE A SUPPLEMENTARY FINANCIAL INFORMATION ALFA

C O R P O RAT I O N

Cost of Equity Analysis

20

(a)	Source: Ibbotson Associates. Based on geometric mean.

x x

Levered Cost of Debt/ Debt/ Unlevered

Public Comparables Beta Equity Mkt. Cap. Total Cap. Beta

Allstate 0.98 9.3% 19.1% 16.1% 0.87

Hanover 0.92 9.0% 21.8% 17.9% 0.81

Horace Mann 0.97 9.2% 27.5% 21.6% 0.82

Infinity Property & Casualty 0.88 8.8% 30.8% 23.5% 0.73

Mercury General 0.67 7.7% 4.6% 4.4% 0.65

Progressive 1.13 10.0% 16.9% 14.5% 1.01

Safeco 0.80 8.4% 13.1% 11.6% 0.73

Safety 0.93 9.0% 0.0% 0.0% 0.93

State Auto 0.96 9.2% 10.8% 9.7% 0.90

Mean 0.91 9.0% 16.1% 13.3% 0.83

Median 0.93 9.0% 16.9% 14.5% 0.82

Alfa 0.78 8.3% 7.0% 6.5% 0.75

Debt/ Debt/ Relevered Cost of

Total Cap. Equity Beta Equity Assumptions

0% 0% 0.82 8.5% Risk Free Rate (U.S. 10-Year Note as of 11/2/07) 4.3%

5% 5% 0.85 8.6% Market Risk Premium 5.1% (a)

10% 11% 0.88 8.8% Marginal Tax Rate 35.0%

15% 18% 0.91 9.0% Definitions

20% 25% 0.95 9.2% Debt: Financial Debt + Minority Interest

25% 33% 1.00 9.4% Total Capital: Debt (Book Value) + Equity (Market Capitalization)

30% 43% 1.05 9.6% Levered Beta: Barra’s predicted beta, from U.S. long-term equity model (10/31/07)

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Minority Buy-In Premiums

21

Source: SDC (11/2/07).

x x

Financial Services

Announ. Effective Acquisition Premiums

Date Date Acquiror Target 1-Day 1-Week 4-Week

2/22/2007 9/28/2007 American Financial Group Great American Financial Resources 13% 15% 12%

1/24/2007 9/27/2007 AIG 21st Century Insurance 33% 31% 23%

11/20/2006 4/20/2007 Toronto-Dominion Bank TD Banknorth 7% 8% 7%

3/21/2006 5/24/2006 Erie Indemnity Erie Family Life Insurance 7% 17% 21%

10/10/2001 11/27/2001 Toronto-Dominion Bank TD Waterhouse Group 53% 49% 33%

6/6/2001 12/13/2001 Liberty Mutual Insurance Liberty Financial 25% 40% 40%

3/26/2001 8/21/2001 CSFB CSFBdirect 140% 102% 74%

7/24/2000 1/11/2001 Phoenix Home Life Mutual Phoenix Investment Partners 44% 40% 63%

3/27/2000 6/27/2000 Hartford Fin Services Group Hartford Life (ITT Hartford) 19% 40% 43%

3/21/2000 4/20/2000 Citigroup Travelers Property Casualty 25% 39% 35%

1/19/2000 4/19/2000 Metropolitan Life Insurance Conning Corporation 16% 39% 52%

10/27/1998 12/14/1998 Allmerica Financial Citizens (Hanover Insurance) 21% 17% 21%

10/22/1998 4/29/1999 Bank of America National Trust BA Merchant Services (Bank of America) 47% 56% 42%

6/2/1997 7/15/1997 Associated Insurance Acordia 13% 12% 26%

1/13/1997 9/2/1997 Zurich Versicherungs GmbH Zurich Reinsurance Centre 28% 28% 23%

Mean 33% 36% 34%

Median 25% 39% 33%

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Minority Buy-In Premiums (cont’d)

22

Source: SDC (11/2/07).

x x

All Other Industries

Announ. Effective Acquisition Premiums

Date Date Acquiror Target 1-Day 1-Week 4-Week

10/9/2006 6/22/2007 VNU NV NetRatings 44% 45% 46%

2/6/2006 5/16/2006 Lafarge SA Lafarge North America 33% 34% 38%

9/1/2005 11/9/2005 IYG Holding 7-Eleven 32% 31% 14%

7/8/2005 3/22/2006 Absolut Spirits Cruzan International 12% 9% 9%

7/1/2005 10/28/2005 Santos Ltd. Tipperary 19% 16% 36%

2/21/2005 7/26/2005 Novartis AG Eon Labs 11% 8% 23%

1/27/2005 4/21/2005 Danisco A/S Genencor International 24% 22% 16%

8/2/2004 12/8/2004 Cox Enterprises Cox Communications 26% 25% 25%

6/2/2003 8/22/2003 ICN Pharmaceuticals Ribapharm 23% 24% 50%

12/13/2002 9/29/2003 Savia SA de CV (Pulsar) Seminis 48% 45% 45%

7/26/2002 2/28/2003 Samuel J. Heyman International Specialty Products 4% 2% 34%

2/19/2002 4/11/2002 Sabre Holdings Travelocity.com 46% 40% 22%

8/21/2001 2/26/2002 Thermo Electron Spectra Physics 28% (1%) (8%)

5/30/2001 9/6/2001 Bacou SA Bacou USA 22% 17% 11%

5/23/2001 9/28/2001 Electronic Data Systems Unigraphics Solutions 53% 69% 81%

5/14/2001 10/31/2001 Seneca Investments Agency.com 63% 45% 162%

12/29/2000 7/2/2001 Benesse Corporation Berlitz International 106% 103% 113%

12/14/2000 8/31/2001 O. Gene Bicknell NPC International 11% 7% 32%

10/27/2000 3/16/2001 Enron Azurix Corporation (Enron) 135% 135% 135%

9/21/2000 3/9/2001 Ford Motor Hertz 46% 43% 12%

3/17/2000 9/15/2000 BP Amoco PLC Vastar Resources 16% 35% 69%

3/14/2000 6/20/2000 Alcoa Howmet International 14% 13% 14%

1/31/2000 4/20/2000 Thermo Instrument Systems Thermo BioAnalysis (Thermo) 51% 56% 53%

1/31/2000 5/12/2000 Thermo Instrument Systems ThermoQuest 36% 47% 62%

1/31/2000 5/12/2000 Thermo Instrument Systems Thermo Optek 7% (5%) 41%

1/19/2000 2/9/2000 Elyo Trigen Energy 38% 42% 32%

12/8/1999 6/19/2000 Heico Cos. Robertson-Ceco 46% 44% 42%

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Minority Buy-In Premiums (cont’d)

23

Source: SDC (11/2/07).

x x

All Other Industries (cont’d)

Announ. Effective Acquisition Premiums

Date Date Acquiror Target 1-Day 1-Week 4-Week

12/1/1999 4/19/2000 Boise Cascade Boise Cascade Office Products 43% 55% 60%

10/20/1999 6/6/2000 Thermo Electron Thermoretec 27% 33% 35%

6/3/1999 6/16/1999 Roche Holding AG Genentech 279% 282% 279%

5/7/1999 7/30/1999 McDermott International J. Ray McDermott SA 17% 13% 19%

4/12/1999 6/30/1999 Investor Group Meadowcraft 65% 63% 78%

4/1/1999 8/15/1999 Vivendi SA Aqua Alliance 29% 19% 102%

3/24/1999 11/4/1999 Warburg Pincus Ventures Knoll Inc. (Warburg Pincus) 84% 52% 46%

3/21/1999 7/1/1999 Viacom Spelling Entertainment Group 8% 43% 55%

10/16/1998 2/12/1999 Affiliated Computer Services BRC Holdings 17% 17% 15%

9/23/1998 12/17/1998 Usinor SA J&L Specialty Steel 100% 113% 38%

4/30/1998 11/2/1998 Dow AgroSciences Mycogen (Dow AgroSciences) 42% 40% 52%

3/17/1998 7/31/1998 Investor Group BET Holdings 4% 14% 18%

3/5/1998 5/20/1998 Xerox XLConnect Solutions (11%) 15% 22%

1/22/1998 9/29/1998 Koninklijke KNP BT NV BT Office Products International 33% 79% 79%

1/8/1998 1/30/1998 Rayonier Rayonier Timberlands LP 11% 25% 18%

6/26/1997 11/26/1997 Rhone-Poulenc SA Rhone-Poulenc Rorer 22% 23% 29%

6/20/1997 3/30/1998 Waste Management Wheelabrator Technologies 27% 28% 31%

6/3/1997 1/15/1998 FH Faulding & Co. Faulding Inc. (FH Faulding & Co.) 26% 23% 46%

5/22/1997 7/9/1998 Texas Industries Chaparral Steel 20% 25% 34%

Mean 40% 42% 49%

Median 28% 32% 37%

All Transactions:

Mean 38% 40% 46%

Median 27% 33% 35%

x x